THIS INSTRUMENT PREPARED BY,
AND AFTER RECORDING RETURN TO:

Lindquist & Vennum, P.L.L.P. (MSM)
4200 IDS Center
80 South Eighth Street
Minneapolis, MN 55402


               SATISFACTION: The indebtedness secured
               by this Deed of Trust has been satisfied in full.

              By
              Name
              Title
              Date

                Title Insurance issued in connection herewith:

                        Policy No.
                        Company

                                PURCHASE MONEY
                                 DEED OF TRUST

               COLLATERAL IS OR INCLUDES FIXTURES DEED OF TRUST

      THIS DEED OF TRUST ("Deed of Trust"), made as of May 15, 1997, is made and executed by Del Laboratories, Inc., a Delaware corporation, having its principal offices at 565 Broad Hollow Road, Farmingdale, NY 11735
("Grantor"), to The Fidelity Company, c/o Dennis W. McNames, P.O. Drawer 84, Winston-Salem, North Carolina 27102 ("Trustee"), and to Carver Boat Corporation, having an office at 100 South Fifth Street, Suite 2400, Minneapolis, MN 55402 ("Lender").

                                   RECITALS

      I. Lender has sold to Grantor certain property defined herein as the "Trust Property" and as part of such sale has agreed to make a purchase money loan to Grantor and extend other financial accommodations to Grantor in an aggregate principal amount of $5,225,000.00 (collectively, the "Loan"). The Loan is a purchase money loan and except for advances allowed hereunder the outstanding principal balance at no time shall exceed $5,225,000.00. The Loan is evidenced by a certain Purchase Money Promissory Note of even date herewith (the "Note"),


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

made by Grantor. The terms and provisions of the Note are hereby incorporated by reference in this Deed of Trust.

      II. The interest rate chargeable on the Loan prior to default and subsequent to default shall be as set forth in the Note. The final maturity date of the Loan is May 15, 2000, as provided for in the Note.

                               GRANTING CLAUSES

      To secure the payment of (a) the indebtedness evidenced by the Note and the payment of all amounts due under and the performance and observance of all covenants end conditions contained in this Deed of Trust, the Note, any and all other mortgages, security agreements, assignments of leases and rents, guaranties, letters of credit and any other documents and instruments now or hereafter executed by Grantor or any party related thereto or affiliated therewith to evidence, secure or guarantee the payment of all or any portion of the indebtedness under the Note and any and all renewals, extensions, amendments and replacements of this Deed of Trust, the Note and any such other documents and instruments (the Note, this Deed of Trust, such other mortgages, security agreements, assignments of leases and rents, guaranties, letters of credit, and any other documents and instruments now or hereafter executed and delivered in connection with the Loan, and any and all amendments, renewals, extensions and replacements hereof and thereof, being sometimes referred to collectively as the "Loan Instruments" and individually as a "Loan Instrument"), and (b) payment of all sums advanced by Lender to protect the Trust Property (hereinafter defined), (all indebtedness and liabilities secured hereby being hereinafter sometimes referred to as "Borrower's Liabilities" which indebtedness and liabilities being secured hereby shall, in no event, exceed five times the aggregate face amount of the Note), Grantor does hereby convey, mortgage, warrant, assign, transfer, pledge and deliver to Lender the following described property subject to the terms and conditions herein:

      (A) The land located in Pender County, North Carolina, legally described on the attached Exhibit A ("Land");

      (B) All the buildings, structures, improvements and fixtures of every kind or nature now or hereafter situated on the Land and all machinery, appliances, equipment, furniture and all other personal property of every kind or nature which constitute fixtures with respect to the Land, together will all extensions, additions, improvements, substitutions and replacements of the foregoing but excluding any personal property, equipment or machinery installed or affixed by Grantor which are not fixtures ("Improvements");

      (C) All easements, tenements, rights-of-way, vaults, gores of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers and appurtenances in any way belonging, relating or appertaining to any of the Land or Improvements, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired ("Appurtenances");


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

      (D) (i) All judgments, insurance proceeds, awards of damages and settlements which may result from any damage to all or any portion of the Land, Improvements or Appurtenances or any part thereof or to any rights appurtenant thereto;

            (ii) All compensation, awards, damages, claims, rights of action and proceeds of or on account of (a) any damage or taking, pursuant to the power of eminent domain, of the Land, Improvements or Appurtenances or any part thereof,
(b) damage to all or any portion of the Land, Improvements or Appurtenances by reason of the taking, pursuant to the power of eminent domain, of all or any portion of the Land, Improvements, Appurtenances or of other property, or (c) the alteration of the grade of any street or highway on or about the Land, Improvements, Appurtenances or any part thereof, and, except as otherwise provided herein, Lender is hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittances therefor and, except as otherwise provided herein, to apply the same toward the payment of the indebtedness and other sums secured hereby; and

            (iii) All proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the Land, Improvements or Appurtenances;

      (E) All rents, issues, profits, income and other benefits now or hereafter arising from or in respect of the Land, Improvements or Appurtenances (the "Rents") ; it being intended that this Granting Clause shall constitute an absolute and present assignment of the Rents, subject, however, to the conditional permission given to Grantor to collect and use the Rents as provided in this Deed of Trust;

      (F) Any and all leases, licenses and other occupancy agreements now or hereafter affecting the Land, Improvements or Appurtenances, together with all security therefor and guaranties thereof and all monies payable thereunder (collectively, the "Leases"), subject, however, to the conditional permission given in this Deed of Trust to Grantor to collect the Rents arising under the Leases as provided in this Deed of Trust;

      (G) Any and all after-acquired right, title or interest of Grantor in and to any of the property described in the preceding Granting Clauses; and

      (H) The proceeds from the sale, transfer, pledge or other disposition of any or all of the property described in the preceding Granting Clauses;

      TO HAVE AND TO HOLD, the Trust Property and all estate therein, together with all the rights, privileges and appurtenances thereunder in any way incident, appertaining or belonging, the same unto the Trustee and his successor or successors forever, and Grantor hereby binds itself, its successors and assigns to warrant and forever defend title to the Trust Property unto the Trustee and his successor or successors, against every person whomsoever lawfully claiming or to claim the same or any part thereof to secure the indebtedness herein recited and upon this special trust: that should the indebtedness secured hereby be paid according to the tenor and effect thereof when the same shall be due and payable and should the Grantor timely and fully discharge its obligations hereunder, the Trust Property shall be reconveyed to the Grantor or the title thereto shall be revested according to the provisions of law.

      All of the mortgaged property described in the Granting Clauses, together with all real and personal, tangible and intangible property pledged in, or to which a security interest attaches pursuant to, any of the Loan Instruments is sometimes referred to collectively as the "Trust Property." The Rents and Leases are pledged on a parity with the Land and Improvements and not secondarily.

                                  ARTICLE ONE

                             COVENANTS OF GRANTOR

      Grantor covenants and agrees with Lender as follows:

      1.01 Performance under Note, Deed of Trust and Other Loan Instruments. Grantor shall perform, observe and comply with or cause to be performed, observed and complied with in a complete and timely manner all provisions hereof, of the Note, every other Loan Instrument and every instrument evidencing or securing Borrower's Liabilities and will promptly pay or cause to be paid to Lender when due the principal with interest thereon and all other sums required to be paid by Grantor pursuant to the Note, this Deed of Trust, every other Loan Instrument and every other instrument evidencing or securing Borrower's Liabilities.

      1.02 General Covenants and Representations. Grantor covenants, represents and warrants that as of the date hereof and at all times thereafter during the term hereof: (a) Grantor is seized of an indefeasible estate in fee simple in that portion of the Trust Property which is real property, and has good and absolute title to it and the balance of the Trust Property free and clear of all liens, security interests, charges and encumbrances whatsoever except those shown on Exhibit B attached hereto and made a part hereof, if any (such liens, security interests, charges and encumbrances being hereinafter referred to as the "Permitted Encumbrances"); (b) Grantor has good right, full power and lawful authority to mortgage and pledge the Trust Property as provided herein; (c) upon the occurrence of an Event of Default (hereinafter defined), Lender may, subject to Lender's compliance with applicable statutory requirements, at all times peaceably and quietly enter upon, hold, occupy and enjoy the Trust Property in accordance with the terms hereof; and (d) Grantor will maintain and preserve the lien of this Deed of Trust as a first and paramount lien on the Trust Property subject only to the Permitted Encumbrances until Borrower's Liabilities have been paid in full.

      1.03 Compliance with Laws and other Restrictions. Grantor covenants and represents that the Land and the Improvements and the use thereof presently comply with, and will during the full term of this Deed of Trust continue to comply with, all applicable restrictive covenants, zoning and subdivision ordinances and building codes, licenses, health and environmental laws and regulations and all other applicable laws, ordinances, rules and regulations. If any federal, state or other governmental body or any court issues any notice or order to the effect that the Trust Property or any part thereof is not in compliance with any such covenant, ordinance, code, law or regulation, Grantor will promptly provide Lender with a copy of such notice or order and will immediately commence and diligently perform all such actions as are necessary to comply therewith or otherwise correct such noncompliance. Grantor shall not, without the prior written consent of Lender, petition for or otherwise seek any change in the zoning ordinances or other public or private restrictions; applicable to the Trust Property on the date hereof.

      1.04 Taxes and other charges.

      1.04.1 Taxes and Assessments. Grantor shall pay promptly when due all taxes, assessments, rates, dues, charges, fees, levies, fines, impositions, liabilities, obligations, liens and encumbrances of every kind and nature whatsoever now or hereafter imposed, levied or assessed upon or against the Trust Property or any part thereof, or upon or against this Deed of Trust or Borrower's Liabilities or upon or against the interest of Lender in the Trust Property, as well as all taxes, assessments and other governmental charges levied and imposed by the United States of America or any state, county, municipality or other taxing authority upon or in respect of the Trust Property or any part thereof; provided, however, that Grantor may in good faith contest the validity, applicability or amount of any asserted tax, assessment or other charge provided Grantor satisfies all legal requirements pertaining to such contests.

      1.04.2 Taxes Affecting Lender's Interest. If any state, federal, municipal or other governmental law, order, rule or regulation, which becomes effective subsequent to the date hereof, in any manner changes or modifies existing laws governing the taxation of mortgages or debts secured by mortgages, or the manner of collecting taxes, so as to impose on Lender a tax by reason of its ownership of any or all of the Loan Instruments or measured by the principal amount of the Note, requires or has the practical effect of requiring Lender to pay any portion of the real estate taxes levied in respect of the Trust Property to pay any tax levied in whole or in part in substitution for real estate taxes or otherwise affects materially and adversely the rights of Lender in respect of the Note, this Deed of Trust or the other Loan Instruments, Borrower's Liabilities and all interest accrued thereon shall, upon thirty (30) days' notice, become due and payable forthwith at the option of Lender, whether or not there shall have occurred an Event of Default; provided, however, that, if Grantor may, without violating or causing a violation of such law, order, rule or regulation, pay such taxes or other sums as are necessary to eliminate such adverse effect upon the rights of Lender and does pay such taxes or other sums when due, Lender may not elect to declare due Borrower's Liabilities by reason of the provisions of this Section 1.04.2.

      1.04.3 Tax Escrow. Following the occurrence of any Event of Default hereunder pertaining to the payment of the Note or other payment obligations, without limitation of any other right or remedy in favor of Lender, Grantor shall, in order to secure the performance and discharge of Grantor's obligations under this Section 1.04, but not in lieu of such obligations, deposit with Lender on the first day of each calendar month throughout the term of the Loan, deposits, in amounts set by Lender from time to time by written notice to Grantor, in order to accumulate funds sufficient to permit Lender to pay all annual ad valorem taxes, assessments and charges of the nature described in Section 1.04.1 at least thirty (30) days prior to the date or dates on which they shall become delinquent. The taxes, assessments and charges for purposes of this Section 1.04.3 shall, if Lender so elects, include, without limitation, water and sewer rents. Grantor shall procure and deliver to Lender when issued all statements or bills for such obligations. Upon demand by Lender, Grantor shall deliver to Lender such additional monies as are required to satisfy any deficiencies in the amounts necessary to enable Lender to pay such taxes, assessments and similar charges thirty (30) days prior to the date they become delinquent. Lender shall pay such taxes, assessments and other charges as they become due to the extent of the funds on deposit with Lender from time to time and provided Grantor has delivered to Lender the statements or bills therefor. In making any such payments, Lender shall be entitled to rely on any bill issued in respect of any such taxes, assessments or charges without inquiry into the validity, propriety or amount thereof and whether delivered to Lender by Grantor or otherwise obtained by Lender. Any deposits received pursuant to this Section 1.04.3 shall be deposited in a segregated, interest-bearing account insured by the FDIC and, provided no Event of Default exists, the deposits shall be used to pay the tax obligations for the Trust Property when due. If any Event of Default occurs, any part or all of the amounts then on deposit or thereafter deposited with Lender under this Section
1.04.3 may at Lender's option be applied to payment of Borrower's Liabilities in such order as Lender may determine.

      1.04.4 No Credit Against the Indebtedness Secured Hereby. Grantor shall not claim, demand or be entitled to receive any credit against the principal or interest payable under the terms of the Note or on any of Borrower's Liabilities for any of the taxes, assessments or similar impositions assessed against the Trust Property or any part thereto or that are applicable to Borrower's Liabilities or to Lender's interest in the Trust Property.

      1.05 Mechanic's and other Liens. Grantor shall not permit or suffer any mechanic's, laborer's, materialman's, statutory or other lien or encumbrance (other than any lien for taxes and assessments not yet due) to be created upon or against the Trust Property, provided, however, that Grantor may in good faith, by appropriate proceeding, contest the validity, applicability or amount of any asserted lien and, pending such contest, Grantor shall not be deemed to be in default hereunder if Grantor shall first either obtain an endorsement, in form and substance satisfactory to Lender, to the loan policy of title insurance issued to Lender insuring the lien of this Deed of Trust, insuring over such lien or provide a bond or other security reasonably satisfactory to Lender in an amount not less than 125% of the amount of the disputed lien or encumbrance. Grantor shall pay the disputed amount and all interest and penalties due in respect thereof on or before the date any adjudication of the validity or amount thereof becomes final and, in any event, no less than thirty (30) days prior to any foreclosure sale of the Trust Property or the exercise of any other remedy by such claimant against the Trust Property.

      1.06 Insurance and Condemnation.

      1.06.1 Hazard Insurance. Grantor shall, at its sole expense, obtain for, deliver to, assign to and maintain for the benefit of Lender, until Borrower's Liabilities are paid in full, policies of hazard insurance from an insurer having a Best's rating of at least "A" in an amount which shall be not less than 100% of the full insurable replacement cost of the Trust Property (other than the Land) insuring, on a replacement cost basis, the Trust Property against loss or damage on a "special cause of loss" form for all risks to include but not limited to such insurable hazards, casualties and contingencies as are included therein and otherwise as Lender may require, including without limitation fire, windstorm, rainstorm, lightening, vandalism, earthquake and, if all or any part of the Trust Property shall at any time be located within an area identified by the government of the United States or any agency thereof as having special flood hazards and for which flood insurance is available, flood. Grantor shall pay promptly when due any premiums on such insurance policies and on any renewals thereof. The form of such policies and the companies issuing them shall be acceptable to Lender. If any such policy shall contain a coinsurance clause it shall also contain an agreed amount or stipulated value endorsement. All such policies and renewals thereof shall be held by Lender and shall contain a "Lender's loss payable" clause making losses payable to Lender and Grantor as their interests may appear. Losses shall not be payable to any other party without Lender's prior written consent. In the event of loss, Grantor will give immediate written notice to Lender and Lender may make proof of loss if not made promptly by Grantor (for which purpose Grantor hereby irrevocably appoints Lender as its attorney-in-fact). In the event of the foreclosure of this Deed of Trust or any other transfer of title to the Trust Property in full or partial satisfaction of Borrower's Liabilities, all right, title and interest of Grantor in and to all insurance policies and renewals thereof then in force shall pass to the purchaser or grantee. All such policies shall provide that they shall not be modified, canceled or terminated without at least thirty (30) days' prior written notice to Lender from the insurer.

      1.06.2 Other Insurance. Grantor shall, at its sole expense, obtain and maintain from an insurer having a Best's Rating of at least "A", commercial general public liability insurance (including product liability, completed operations, contractual liability, broad form property damage and personal injuries, including death resulting therefrom) and with single limit coverage for personal and bodily injury and property damage of at least $3,000,000.00 for each occurrence, showing Lender to be an additional insured thereon. Additionally, Grantor shall, at its sole expense, obtain for, deliver to, assign to and maintain for the benefit of, Lender, until Borrower's Liabilities are paid in full, such other policies of insurance as may be reasonably required by the Lender.

      1.06.3 Adjustment of Loss. Lender is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies covering the Trust Property and to collect and receive the proceeds from any such policy or policies (and deposit such proceeds as provided in Section 1.06.5). Each insurance company is hereby authorized and directed to make payment of 100% of all such losses directly to Lender alone. Lender shall apply the insurance proceeds it receives in the manner provided in Section 1.06.5. Lender may, at its option by notice in writing delivered to Grantor, direct Grantor to take the required action to adjust and settle any loss under any insurance policies and to collect the insurance proceeds payable as a result of such loss for the benefit of the Lender and the Trust Property. In such case, Grantor shall use its best efforts to collect the maximum amount of insurance proceeds possible and shall keep Lender fully apprised in writing of the status of its efforts. Lender's direction to Grantor to undertake the collection of insurance proceeds resulting from a loss shall not prevent or prohibit Lender from participating in such action or effort, and provided no Event of Default exists hereunder, any participation by Lender shall be at Lender's expense. Lender shall not be responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure.

      1.06.4 Condemnation Awards. Lender shall be entitled to all compensation, awards, damages, claims, rights of action and proceeds of, or on account of, (i) any damage or taking, pursuant to the power of eminent domain, of the Trust Property or any part thereof, (ii) damage to the Trust Property by reason of the taking, pursuant to the power of eminent domain, of other property, or (iii) the alteration of the grade of any street or highway on or about the Trust Property. Lender is hereby authorized, at its option, to commence, appear in and prosecute in its own or Grantor's name any action or proceeding relating to any such compensation, awards, damages, claims, rights of action and proceeds and to settle or compromise any claim in connection therewith. Lender after deducting from such compensation, awards, damages, claims, rights of action and proceeds all, its expenses, including attorneys' fees, may apply such net proceeds (except as otherwise provided in Section 1.06.5 of this Deed of Trust) to payment of Borrower's Liabilities in such order and manner as Lender may elect. Grantor agrees to execute such further assignments of any compensation awards, damages, claims, rights of action and proceeds as Lender may require.

      1.06.5 Repair; Proceeds of Casualty Insurance and Eminent Domain. If all or any part of the Trust Property shall be damaged or destroyed by fire or other casualty or shall be damaged or taken through the exercise of the power of eminent domain or other cause described in Section 1.06.4, the entire amount of such proceeds, award or compensation shall be applied to Borrower's Liabilities in such order and manner as Lender may elect. Notwithstanding the foregoing, provided Grantor is not in default hereunder on the date of casualty or taking, subject to Section 1.06.3 hereof, such proceeds, award or other compensation shall be made available to Grantor on the terms and conditions set forth in this
Section 1.06.5, for the purpose of financing the cost of restoration or repair with any excess to be applied to Borrower's Liabilities. If the amount of proceeds to be made available to Grantor for restoration or repair of the Trust Property pursuant to the Note is less than the cost of the restoration or repair as estimated by Lender at any time prior to completion thereof, Grantor shall cause to be deposited with Lender the amount of such deficiency within thirty
(30) days of Lender's written request therefor (but in no event later than the commencement of the work) and Grantor's deposited funds shall be disbursed prior to any such insurance proceeds. If Grantor is required to deposit funds under this Section 1.06.5, the deposit of such funds shall be a condition precedent to Lender's obligation to disburse any insurance proceeds held by Lender hereunder. Without limitation of Lender's rights hereunder, it shall be an additional condition precedent to any disbursement of insurance proceeds held by Lender hereunder that Lender shall have approved all plans and specifications for any proposed repair or restoration. Lender's approval to Grantor's plans and specifications shall not be unreasonably withheld but in all events the improvements proposed by the Grantor's plans and specifications (i) may not diminish the value of the Trust Property from the value of the Trust Property immediately prior the loss or taking and (ii) may not in any material manner change the use of the Trust Property from that existing immediately prior to the loss or taking. The amount of proceeds, award or compensation which is to be made available to Grantor, together with any deposits made by Grantor hereunder, shall be held by Lender in a segregated construction disbursement account to be disbursed from time to time to pay the cost of repair or restoration either, at Lender's option, to Grantor or directly to contractors, subcontractors, material suppliers and other persons entitled to payment in accordance with and subject to such conditions to disbursement as Lender may impose to assure that the work is fully completed in a good and workmanlike manner and paid for and that no liens or claims arise by reason thereof. Lender shall not be obligated to pay interest in respect of any such funds held by it nor shall Grantor be entitled to a credit against any of Borrower's Liabilities except and to the extent the funds are applied thereto pursuant to this Section 1.06.5. Notwithstanding any other provision of this
Section 1.06.5, if an Event of Default exists at the time of such casualty, taking or other event pertaining to (i) payment of the Note; (ii) other payment obligations of Grantor hereunder or under the Loan Instruments or (iii) obligations of Grantor hereunder which immediately threaten or impair in any material manner the continued use of the Trust Property (collectively, a "Primary Default"), or if a Primary Default occurs thereafter, Lender shall have the right to immediately apply all insurance proceeds, awards or compensation to the payment of Borrower's Liabilities in such order and manner as Lender may determine. Lender shall have the right at all times to apply such net proceeds to the cure of any Primary Default.

      1.06.6 Renewal of Policies. At least thirty (30) days prior to the expiration date of any policy evidencing insurance required under this Section 1.06, a renewal thereof satisfactory to Lender shall be delivered to Lender or substitution therefor, together with receipts or other evidence of the payment of any premiums then due on such renewal policy or substitute policy.

      1.06.7 Insurance Escrow. Following the occurrence of an Event of Default hereunder pertaining to the payment of the Note or other payment obligations, without limitation of any other right or remedy in favor of Lender, Grantor shall, in order to secure the performance and discharge of Grantor's obligations under this Section 1.06, but not in lieu of such obligations, deposit with Lender on the first day of each calendar month throughout the term of the Loan, a sum in an amount determined by Lender from time to time by written notice to Grantor, in order to accumulate funds sufficient to permit Lender to pay all premiums payable in connection with the insurance required hereunder at least thirty (30) days prior to the date or dates on which they shall become due. Upon demand by Lender, Grantor shall deliver to Lender such additional monies as are required to satisfy any deficiencies in the amounts necessary to enable Lender to pay such premiums thirty (30) days prior to the date they shall become due.

      1.07 Non-Impairment of Lender's Rights. Nothing contained in this Deed of Trust shall be deemed to limit or otherwise affect any right or remedy of Lender under any provision of this Deed of Trust or of any statute or rule of Law to pay and, upon Grantor's failure to pay the same, Lender may pay any amount required to be paid by Grantor under Sections 1.04, 1.05 and 1.06. Grantor shall pay to Lender on demand the amount so paid by Lender together with interest at the rate payable under the Note after an "Event of Default" as such term is defined in the Note (the "Default Rate") and the amount so paid by Lender together with interest, shall be added to Borrower's Liabilities. The provisions of Section 1.04.3 are solely for the added protection of Lender and entail no responsibility on Lender's part beyond the allowing of due credit as specifically provided therein. Upon assignment of this Deed of Trust, any funds on hand shall be turned over to the assignee and, provided the assignee shall assume Lender's responsibilities with respect to such funds, any responsibility of Lender with respect to such funds shall terminate.

      1.08 Care of the Trust Property.

      (a) Grantor shall preserve and maintain the Trust Property in the same or better condition and repair as exists on the date hereof. Grantor shall not, without the prior written consent of Lender, permit, commit or suffer any waste, impairment or deterioration of the Trust Property or of any part thereof, and will not take any action which will increase the risk of fire or other hazard to the Trust Property or to any part thereof.

      (b) No new improvements shall be constructed on the Trust Property and no part of the Trust Property shall be removed, demolished or altered in any material manner without the prior written consent of Lender, which consent shall not be unreasonably withheld and shall be granted provided Grantor's plans do not materially or adversely affect Lender's interest in the Trust Property as reasonably determined by Lender.

      1.09 Transfer or Encumbrance of the Trust Property. Except as permitted by the Note, Grantor shall not permit or suffer to occur any sale, assignment, conveyance, transfer, mortgage, lease (other than leases made in accordance with the provisions of this Deed of Trust) or encumbrance of, or any contract for any of the foregoing on an installment basis or otherwise pertaining to, the Trust Property, any part thereof, any interest therein, the beneficial interest in Grantor, any interest in the beneficial interest in Grantor or in any trust holding title to the Trust Property, or any interest in a corporation, partnership or other entity which owns all or part of the Trust Property or such beneficial interest, whether by operation of law or otherwise, without the prior written consent of Lender having been obtained (i) to the sale, assignment, conveyance, mortgage, lease, option, encumbrance or other transfer and (ii) to the form and substance of any instrument evidencing or contracting for any such sale, assignment, conveyance, mortgage, lease, option, encumbrance or other transfer. Grantor shall not, without the prior written consent of Lender, further assign or permit to be assigned the rents from the Trust Property, and any such assignment without the prior express written consent of Lender shall be null and void. Grantor shall not permit any interest in any lease of the Trust Property to be subordinated to any encumbrance on the Trust Property other than the Loan Instruments and any such subordination shall be null and void. Grantor agrees that in the event the ownership of the Trust Property, any interest therein or any part thereof becomes vested in a person other than Grantor, Lender may, without notice to Grantor, deal in any way with such successor or successors in interest with reference to this Deed of Trust, the Note, the Loan Instruments and Borrower's Liabilities without in any way vitiating or discharging Grantor's liability hereunder or Borrower's Liabilities. No sale of the Trust Property, no forbearance to any person with respect to this Deed of Trust, and no extension to any person of the time for payment of the Note or any other Borrower's Liabilities given by Lender shall operate to release, discharge, modify, change or affect the original liability of Grantor, either in whole or in part, except to the extent specifically agreed in writing by Lender.

      1.10 Further Assurances. At any time and from time to time, upon Lender's request, Grantor shall make, execute and deliver, or cause to be made, executed and delivered, to Lender, and where appropriate shall cause to be recorded, registered or filed, and from time to time thereafter to be re-recorded, reregistered and refiled at such time and in such offices and places as shall be deemed desirable by Lender, any and all such further mortgages, security agreements, financing statements, instruments of further assurance, certificates and other documents as Lender may consider necessary or desirable in order to effectuate or perfect, or to continue and preserve the obligations under, this Deed of Trust and any instrument evidencing or securing Borrower's Liabilities, and the lien of this Deed of Trust as lien upon all of the Trust Property, whether now owned or hereafter acquired by Grantor, and unto all and every person or persons deriving any estate, right, title or interest under this Deed of Trust. Upon any failure by Grantor to do so, Lender may make, execute, record, register, file, re-record, re-register or re-file any and all such mortgages, instruments, certificates and documents for and in the name of Grantor, and Grantor hereby irrevocably appoints Lender the agent and attorney-in-fact of Grantor to do so.

      1.11 Assignment of Rents.

      (a) The assignment of rents, income and other benefits contained in Section (E) of the Granting Clauses of this Deed of Trust shall be fully operative without any further action on the part of either party, and, specifically, Lender shall be entitled, at its option, upon the occurrence of an Event of Default hereunder, to all rents, income and other benefits from the Trust Property, whether or not Lender takes possession of such property. Grantor hereby further grants to Lender the right effective upon the occurrence of a Primary Default to do any or all of the following, at Lender's option: (i) enter upon and take possession of the Trust Property for the purpose of collecting the rents, income and other benefits; (ii) dispossess by the usual summary proceedings any tenant defaulting in the payment thereof to Lender; (iii) lease the Trust Property or any part thereof; (iv) repair, restore and improve the Trust Property; and (v) apply the rents, income and other benefits, after payment of certain expenses and capital expenditures relating to the Trust Property, on account of Borrower's Liabilities in such order and manner as Lender may elect. Such assignment and grant shall continue in effect until Borrower's Liabilities are paid in full, the execution of this Deed of Trust constituting and evidencing the irrevocable consent of Grantor to the entry upon and taking possession of the Trust Property by Lender pursuant to such grant, whether or not foreclosure proceedings have been instituted. Neither the exercise of any rights under this section by Lender nor the application of any such rents, income or other benefits to payment of Borrower's Liabilities shall cure or waive any Event of Default or notice provided for hereunder, or invalidate any act done pursuant hereto or pursuant to any such notice, but shall be cumulative of all other rights and remedies. Notwithstanding the foregoing, so long as no Primary Default has occurred or is continuing, Grantor shall have the right and authority to continue to collect the rents, income and other benefits from the Trust Property as they become due and payable but not more than thirty (30) days prior to the due date thereof. The existence or exercise of such right of Grantor to collect said rents, income and other benefits shall not operate to subordinate this assignment to any subsequent assignment of said rents, income or other benefits, in whole or in part, by Grantor, and any such subsequent assignment by Grantor shall be subject to the rights of Lender hereunder.

      (b) Grantor shall not permit any rent under any lease of the Trust Property to be collected more than thirty (30) days in advance of the due date thereof and, upon any receiver, Lender, anyone claiming by, through or under Lender or any purchaser at a foreclosure sale coming into possession of the Trust Property, no tenant shall be given credit for any rent paid more than thirty (30) days in advance of the due date thereof. Grantor shall act promptly to enforce all available remedies against any delinquent lessee so as to protect the interest of the lessor under the leases and to preserve the value of the Trust Property.

      1.12 After-Acquired Property. To the extent permitted by, and subject to, applicable law, the lien of this Deed of Trust shall automatically attach, without further act, to all property hereafter attaching or added to the Trust Property pursuant to operation of law or under the so-called "after-acquired title doctrine". This provision shall not apply to acquisitions of additional property (including property adjacent to or abutting the Trust Property) by Grantor from third parties for adequate consideration.

      1.13 Leases Affecting Trust Property.

      (a) Grantor shall comply with and perform in a complete and timely manner all of its obligations as landlord under all leases affecting the Trust Property or any part thereof. Grantor shall give notice to Lender of any default by the landlord under any lease affecting the Trust Property promptly upon the occurrence of such default, but, in any event, in such time to afford Lender an opportunity to cure any such default prior to the tenant having any right to terminate the lease. Each of the leases shall contain a provision requiring the tenant to notify Lender of any default by landlord and granting an opportunity for a reasonable time after such notice to cure such default prior to any right accruing to the tenant to terminate such lease. Grantor, if requested by Lender, shall furnish promptly to Lender original or certified copies of all such leases now existing or hereafter created, as amended. Lender shall have the right to notify at any time and from time to time any tenant of the Trust Property of any provision of this Deed of Trust.

      (b) The assignment contained in Section (E) of the Granting Clauses shall not be deemed to impose upon Lender any of the obligations or duties of the landlord or Grantor provided in any lease, including, without limitation, any liability under the covenant of quiet enjoyment contained in any lease in the event that any tenant shall have been joined as a party defendant in any action to foreclose this Deed of Trust.

      1.14 Management of Trust Property. Grantor shall cause the Trust Property to be managed at all times in accordance with sound business practices.

      1.15 Execution of Leases. Intentionally omitted.

      1.16 Expenses. Lender shall pay all costs and expenses incurred by Lender in preparing the Loan Instruments, securing the Borrower's Liabilities and perfecting the lien of this Deed of Trust, including its attorney's fees, recording costs, mortgage registration tax, title insurance and similar costs and expenses. Without limitation of any obligation of Grantor set forth in the Note, Grantor shall pay when due and payable, and otherwise on demand made by Lender, all appraisal fees, recording fees, taxes, brokerage fees and commissions, abstract fees, title insurance fees, escrow fees, attorneys' fees, court costs, documentary and expert evidence, fees of inspecting architects and engineers, and all other costs and expenses of every character which Lender incurs in enforcing its rights and remedies upon an Event of Default hereunder. If Grantor fails to pay said costs and expenses as above provided, following notice thereof to Grantor, Lender may elect, but shall not be obligated, to pair the costs and expenses described in this Section 1.16, and if Lender does so elect, then Grantor will, upon demand by Lender, reimburse Lender for all such expenses which have been or shall be paid or incurred by it. The amounts paid by Lender shall bear interest at the Default Rate and such amounts, together with interest, shall be added to Borrower's Liabilities, shall be immediately due and payable and shall be secured by the lien of this Deed of Trust and the other Loan Instruments, In the event of foreclosure hereof, Lender shall be entitled to add to the indebtedness found to be due by the court a reasonable estimate of such expenses to be incurred after entry of the decree of foreclosure.

      To the extent permitted by law, Grantor agrees to hold harmless Lender against and from, and reimburse it for, all claims, demands, liabilities, losses, damages, judgments, penalties, costs and expenses, including without limitation reasonable attorneys fees (collectively, "Claims"), which may be imposed upon, asserted against, or incurred or paid by it by reason of or in connection with any bodily injury or death or property damage occurring in or upon or in the vicinity of the Trust Property through any cause whatsoever, or asserted against it on account of any act performed or omitted to be performed hereunder, or on account of any transaction arising out of or in any way connected with the Trust Property, this Deed of Trust, the other Loan Instruments, any of the indebtedness evidenced by the Note or any of Borrower's Liabilities, except Claims to the extent they arise from or are related to Lender's negligence or willful misconduct.

      1.17 Lender's Performance of Grantor's Obligations. If Grantor fails to pay any tax, assessment, encumbrance or other imposition, or to furnish insurance hereunder, or to perform any other covenant, condition or term in this Deed of Trust, the Note or any other Loan Instrument, Lender may, but shall not be obligated to, pay, obtain or perform the same. All payments made, whether such payments are regular or accelerated payments, and costs and expenses incurred or paid by Lender in connection therewith shall be due and payable immediately. The amounts so incurred or paid by Lender shall bear interest at the Default Rate and such amounts, together with interest, shall be added to Borrower's Liabilities and secured by the lien of this Deed of Trust and the other Loan Instruments. Lender is hereby empowered to enter and to authorize others to enter upon the Trust Property or any part thereof for the purpose of performing or observing any covenant, condition or term that Grantor has failed to perform or observe, without thereby becoming liable to Grantor or any person in possession holding under Grantor. Performance or payment by Lender of any obligation of Grantor shall not relieve Grantor of such obligation or of the consequences of having failed to perform or pay the same and shall not effect the cure of any Event of Default.

      1.18 Payment of Superior Liens. Notwithstanding the provisions of Section
1.09 hereof, if Grantor creates any lien covering the Trust Property which is equal or superior in priority in whole or in part to the lien of this Deed of Trust, then Lender may, at its option and in addition to any other rights and remedies of Lender hereunder, pay in whole or in part the obligation secured or evidenced by such lien. To the extent that Lender, after the date hereof, pays any obligation evidenced or secured by a lien created by Grantor which is superior or equal in priority, in whole or in part to the lien of this Deed of Trust, such sum advanced by Lender shall be immediately due and payable, with interest at the Default Rate and shall be deemed to be a part of Grantor's Liabilities, and Lender shall have and be entitled to a lien on the Trust Property equal in parity with that discharged, and Lender shall be subrogated to and receive and enjoy all rights and liens possessed, held or enjoyed by, the holder of such lien, which shall remain in existence and benefit Lender to secure the Note and all obligations and liabilities secured hereby. Lender shall be subrogated, notwithstanding their release of record, to mortgages, trust deeds, superior titles, vendors' liens, mechanics' and materialmen's liens, charges, encumbrances, rights and equities on the Trust Property to the extent that any obligation under any thereof is paid or discharged with proceeds of disbursements or advances under the Note or other indebtedness secured hereby.

      1.19 Use of the Trust Property. Grantor shall not suffer or permit the Trust Property, or any portion thereof, to be used by the public, as such, without restriction or in such manner as might tend to impair Grantor's title to the Trust Property or any portion thereof, or in such manner as might make possible a claim or claims of easement by prescription or adverse possession by the public, as such, or of implied dedication of the Trust Property or any portion thereof. Grantor shall not use or permit the use of the Trust Property or any portion thereof for any unlawful purpose.

      1.20 Litigation involving Trust Property. As soon as reasonably possible after receiving notice thereof, Grantor shall promptly notify Lender of any litigation, administrative procedure or proposed legislative action initiated or threatened against Grantor or the Trust Property in which the Trust Property is directly or indirectly affected including any proceedings which seek to (i) enforce any lien against the Trust Property, (ii) correct, change or prohibit any existing condition, feature or use of the Trust Property, (iii) condemn or demolish the Trust Property, (iv) take, by the power of eminent domain, any portion of the Trust Property or any property which would damage the Trust Property, (v) modify the zoning applicable to the Trust Property, or (vi) otherwise adversely affect the Trust Property. Grantor shall initiate or appear in any legal action or other appropriate proceedings when necessary to protect the Trust Property from damage. Grantor shall, upon written request of Lender, represent and defend the interests of Lender in any proceedings described in this Section 1.20.

      1.21 Environmental Conditions.

      (a) Grantor covenants, warrants and represents that for so long as any of Borrower's Liabilities remain outstanding Grantor shall not cause any Hazardous Materials (as hereinafter defined) to be generated, released, stored, buried or deposited over, beneath, in or upon the Trust Property except as such Hazardous Materials may be required to be used, stored or transported in connection with the permitted uses of the Trust Property and then only to the extent permitted by law after obtaining all necessary permits and licenses therefor. For purposes of this Deed of Trust, "Hazardous Materials" shall mean and include any pollutants, flammables, explosives, petroleum (including crude oil) or any fraction thereof, radioactive materials, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of toxic or hazardous substances, wastes, or materials under any federal, state or local laws, ordinances, regulations or guidances which regulate, govern, prohibit or pertain to the generation, manufacture, use, transportation, disposal, release, storage, treatment of, or response or exposure to, toxic or hazardous substances, wastes or materials. Such laws, ordinances and regulations are hereinafter collectively referred to as the "Hazardous Materials Laws."

      (b) Grantor shall, and Grantor shall cause all employees, agents, contractors and subcontractors of Grantor and any other persons from time to time present on or occupying the Trust Property to, keep and maintain the Trust Property in compliance with, and not cause or knowingly permit the Trust Property to be in violation of, any applicable Hazardous Materials Laws. Neither Grantor nor any employees, agents, contractors or subcontractors of Grantor or any other persons occupying or present on the Trust Property shall use, generate, manufacture, store or dispose of on, under or about the Trust Property or transport to or from the Trust Property any Hazardous Materials, except as such Hazardous Materials may be required to be used, stored or transported in connection with the permitted uses of the Trust Property and then only to the extent permitted by law after obtaining all necessary permits and licenses therefor.

      (c) Grantor shall immediately advise Lender in writing of: (i) any notices received by Grantor (whether such notices are from the Environmental Protection Agency, or any other federal, state or local governmental agency or regional office thereof) of the violation or potential violation occurring on or about the Trust Property of any applicable Hazardous Materials Laws; (ii) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any Hazardous Materials Laws;
(iii) all claims made or threatened by any third party against Grantor or the Trust Property relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (i), (ii) and (iii) above are hereinafter referred to as "Hazardous Materials Claims"); and (iv) Grantor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Trust Property that could cause the Trust Property or any part thereof to be subject to any Hazardous Materials Claims. Lender shall have the right but not the obligation to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims and Grantor shall pay to Lender, upon demand, all attorneys' and consultants' fees incurred by Lender in connection therewith.

      (d) Except as to events occurring and environmental conditions existing at, on, or under or otherwise adversely affecting the Property on or before the date hereof (the "Excluded Environmental Matters"), Grantor shall be solely responsible for, and shall indemnify and hold harmless Lender, its directors, officers, employees, agents, successors and assigns from and against, any loss, damage, cost, expense or liability directly or indirectly arising out of or attributable to the use, generation, storage, release, threatened release, discharge, disposal or presence whether caused by Grantor or any owner of land adjacent to the Trust Property or any other third party, or any employee, agent, contractor or subcontractor of Grantor or any such adjacent land owner or any third person) of Hazardous Materials on, under or about the Trust Property; including, without limitation: (i) claims of third parties (including governmental agencies) for damages, penalties, losses, costs, fees, expenses, damages, injunctive or other relief; (ii) response costs, clean-up costs, costs and expenses of removal and restoration, including fees of attorneys and experts, and costs of determining the existence of Hazardous Materials and reporting same to any governmental agency; and (iii) any and all expenses or obligations, including attorneys' fees, incurred at, before and after any trial or appeal therefrom whether or not taxable as costs, including, without limitation, attorneys' fees, witness fees, deposition costs, copying and telephone charges and other expenses.

      (e) Any loss, damage, cost, expense or liability incurred by Lender as a result of a breach or misrepresentation by Grantor or for which Grantor is responsible or for which Grantor has indemnified Lender shall be paid to Lender on demand, and, failing prompt reimbursement, such amounts shall, together with interest thereon at the Default Rate from the date incurred by Lender until paid by Grantor, be added to Borrower's Liabilities, be immediately due and payable and be secured by the lien of this Deed of Trust and the other Loan Instruments.

      (f) Lender may, if Lender has reasonable basis to believe that an adverse environmental condition exists on (or affects) the Trust Property, require Grantor, at its sole cost and expense, unless the condition pertains to an Excluded Environmental Matter, from time to time to perform or cause to be performed, such studies or assessments of the Trust Property, as Lender may deem necessary or appropriate or desirable, to determine the status of environmental conditions on and about the Trust Property, which such studies and assessments shall be for the benefit of, and be prepared in accordance with the specifications established by, Lender.

      (g) Grantor hereby grants to Lender, its agents, employees and contractors, access to the Trust Property, at reasonable times upon prior written notice, for the purpose of either (i) taking such action as Lender shall determine to be appropriate to respond to a release, threatened release, or the presence of Hazardous Materials, or any related condition, on or about the Trust Property; or (ii) conducting such studies or assessments of the Trust Property, as Lender may deem necessary or appropriate or desirable.

      1.22 Grantor's Financial Reports. Within ninety (90) days after the close of each fiscal year, Grantor shall deliver to Lender a true and correct copy of Grantor's audited financial statements for said fiscal year, prepared in accordance with generally accepted accounting principles. In addition, promptly upon the transmission or receipt thereof, Grantor shall deliver to Lender (i) true and correct copies of Grantor's annual filings with the Securities and Exchange Commission, if any, and (ii) any market analysts' research reports pertaining to the financial performance of Grantor.

                                  ARTICLE TWO

                                   DEFAULTS

      2.01 Event of Default. The term "Event of Default," wherever used in this Deed of Trust, shall mean any one or more of the following events:

            (a) The failure by Grantor: (i) to pay or deposit when due any deposit for taxes and assessments due hereunder or any other sums to be paid by Grantor hereunder; or (ii) to keep, perform, or observe any covenant, condition or agreement contained in Sections 1.04.1, 1.06.1, 1.06.2, 1.09 or 1.21 hereof; or (iii) to keep, perform or observe any other covenant, condition or agreement on the part of Grantor in this Deed of Trust and such failure continues for a period of more than thirty (30) days following written notice thereof to Grantor.

            (b) The occurrence of an "Event of Default" under and as defined in the Note or any of the other Loan Instruments.

            (c) The untruth of any warranty or representation made herein.

            (d) An uninsured loss, damage, destruction or taking by eminent domain or other condemnation proceedings of any part of the Trust Property.

                                 ARTICLE THREE

                                   REMEDIES

      3.01 Foreclosure and Power of Sale. If an Event of Default shall have occurred then the whole of the indebtedness secured hereby shall, at the option of Lender, without notice or demand, become immediately due and payable for all purposes, time being of the essence of this Deed of Trust; and on application of Lender, it shall be lawful for and the duty of Trustee immediately to enforce the lien of this Deed of Trust either (i) by instituting an action to foreclose this Deed of Trust pursuant to the North Carolina General Statutes and other applicable law or (ii) by selling the Mortgaged Property under the power of sale herein vested in Trustee in the manner hereinafter provided. The Trustee is hereby granted a power of sale, and if Trustee shall sell the Mortgaged Property under the power of sale herein contained, the Trustee shall have all power and authority to do so and such sale shall be conducted under and in compliance with
Article 2A of Chapter 45 of the General Statutes of North Carolina, in effect as of the date hereof, subject to the following provisions:

            (a) Such sale shall be conducted pursuant to any subsequently enacted amendments or revisions of said chapter (or other chapter governing real estate foreclosure sales under power of sale which establish obligatory requirements for such sales).

            (b) The sale shall be conducted at such place in Pender County, North Carolina, as Trustee shall designate in the notice of sale.

            (c) At any such sale, Trustee may require the successful bidder to deposit with Trustee cash or certified check in an amount not exceeding ten percent (10%) of its bid, provided notice of such requirement is contained in any notice or advertisement required by law. The bid may be rejected if the deposit is not immediately made. Said deposit shall be refunded in case a resale is ordered on account of an increased bid. If the purchaser fails to comply with its bid, the deposit shall be applied toward the expenses of the sale, and the residue, if any, as a credit to the indebtedness. In all other cases, the deposit shall be applied against the purchase price.

            (d) Grantor shall pay all expenses of the proceeding under the power of sale contained herein, including but not limited to the trustee's fee regardless of whether or not the proceeding is terminated prior to the actual sale. The Trustee's commission shall be five percent (5%) of the gross proceeds of the sale for a completed foreclosure. In the event foreclosure is commenced, but not completed, the Grantor shall pay all expenses incurred by the Trustee, including reasonable attorneys' fees, and a partial commission computed on five percent (5%) of the outstanding indebtedness in accordance with the following schedule: one-fourth (1/4th) thereof before the Trustee issues a notice of hearing on the right to foreclose; one-half (1/2) thereof after issuance of said notice; three-fourths (3/4ths) thereof after such hearing; and the full commission after the initial sale.

            (e) Trustee may sell the Mortgaged Property at such sale in whole or in part in Trustee's sole discretion and without regard to principles of marshaling.

Upon such sale, Trustee shall collect the purchase money and convey said property to the purchaser. Lender may bid and purchase at such sale. It is stipulated and agreed, that if Grantor shall pay the indebtedness and discharge fully the trust herein declared, then this Deed of Trust shall be discharged or released of record or the satisfaction thereof otherwise acknowledged according to the provisions of law.

      In the event of a sale of the Trust Property or any part thereof, the proceeds of sale shall be applied in the following order of priority: (i) to the payment of all costs and expenses for and in connection with the effecting of such sale and all proceedings for such sale, including a commission for the Trustee's services as hereinafter provided and including reasonable attorney's fees incurred by the Trustee for legal services actually performed; (ii) to the reimbursement of Lender for all sums expended or incurred by the Lender under the terms of this Deed of Trust or to enforce this Deed of Trust or to collect the indebtedness secured hereby (including, without limitation, reasonable attorneys' fees as provided herein or in the Note secured hereby; (iii) to the payment of the Note secured hereby and interest thereon and all other indebtedness hereby secured; and (iv) the balance, if any, shall be paid to the parties lawfully entitled thereto.

      Lender shall further have the right to protect and enforce its rights under this Deed of Trust, either by suit or suits in equity or at law, in any court or courts of competent jurisdiction, whether for specific performance of any covenant or agreement contained herein, or in aid of the execution of any powers herein granted, or for any foreclosure under this Deed of Trust, or for the enforcement of such other or additional appropriate legal or equitable remedies as Lender may deem most effective to protect and enforce such rights.

      3.02 Receiver. If an Event of a Default shall have occurred, a receiver may be appointed by the court without notice, without regard to the solvency or insolvency of Grantor or the then value of the Mortgaged Property. The receiver shall have the power to collect any rents and income from the Mortgaged Property. The receiver shall have the other powers for the protection, possession, management and operation of the Mortgaged Property which an absolute owner would have, but the net rents, if any, in the hands of the receiver shall be applied to the debt hereby secured or to such expenses of the receivership or foreclosure suit as the court may direct.

      3.03 Waiver of Marshaling. Grantor, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprising the Trust Property marshaled upon any foreclosure of the lien hereof and agrees that Lender or any court having jurisdiction to foreclose such lien may sell the Trust Property in part or as an entirety.

      3.04 Lender in Possession. If an Event of Default shall have occurred, Lender, to the extent permitted by law and without regard to the value of the Trust Property or the adequacy of the security for the indebtedness and other sums secured hereby, shall be entitled as a matter of right and without any additional showing or proof, at Lender's election, to be placed by the court into possession of the Trust Property as mortgagee in possession with the same power herein granted to a receiver and with all other rights and privileges of a mortgagee in possession under law. The right to enter and take possession of and to manage and operate the Trust Property, and to collect all rents, income and other benefits thereof, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law and may be exercised concurrently therewith or independently thereof Lender shall be liable to account only for such rents, income and other benefits actually received by Lender, whether received pursuant to this Section 3.04 or Section 3.02. Notwithstanding the appointment of any receiver or other custodian, Lender shall be entitled as pledgee to the possession and control of any cash, deposits or instruments at the time held by, or payable or deliverable under the terms of this Deed of Trust to Lender.

      3.05 Suits to Protect the Trust Property. Lender shall have the power and authority (but not the duty) to institute and maintain any suits and proceedings as Lender may deem advisable (a) to prevent any impairment of the Trust Property by any acts which may be unlawful or which violate the terms of this Deed of Trust, (b) to preserve or protect its interest in the Trust Property, or (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Lender's interest.

      3.06 Proofs of Claim. In the case of any, receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting Grantor, Lender, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have its claims allowed in such proceedings for the entire amounts due and payable under the Note, this Deed of Trust and any other Loan Instrument, at the date of the institution of such proceedings, and for any additional amounts which may become due and payable after such date.

      3.07 Grantor to Pay Borrower's Liabilities in Event of Default; Application of Monies by Lender.

      (a) In case of a foreclosure sale of all or any part of the Trust Property and of the application of the proceeds of sale to the payment of Borrower's Liabilities, Lender shall be entitled to enforce all other rights and remedies under the Loan Instruments.

      (b) Grantor hereby agrees, to the extent permitted by law, that no recovery of any judgment by Lender under any of the Loan Instruments, and no attachment or levy of execution upon any of the Trust Property or any other property of, Grantor, shall (except as otherwise provided by law) in any way affect the lien of this Deed of Trust upon the Trust Property or any part thereof or any lien, rights, powers or remedies of Lender hereunder, but such lien, rights, powers and remedies shall continue unimpaired as before until Borrower's Liabilities are paid in full.

      (c) Any monies collected or received by Lender under this Section 3 shall be applied to the payment of compensation, expenses and disbursements of the agents, attorneys and other representatives of Lender, and the balance remaining shall be applied to the payment of Borrower's Liabilities, in such order and manner as Lender may elect, and any surplus, after payment of all Borrower's Liabilities, shall be paid to Grantor.

      3.08 Discontinuance of Proceedings; Position of Parties Restored. If Lender shall have proceeded to enforce any right or remedy under this Deed of Trust by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, then and in every such case Grantor and Lender shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Lender shall continue as if no such proceedings had occurred or had been taken.

      3.09 Remedies Cumulative. No right, power or remedy conferred upon or reserved to Lender by the Note, this Deed of Trust or any other Loan Instrument or any instrument evidencing or securing Borrower's Liabilities is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power arid remedy given hereunder or under the Note or any other Loan Instrument or any instrument evidencing or securing Borrower's Liabilities, or now or hereafter existing at law, in equity or by statute.

      3.10 Interest After Event of Default. If an Event of Default shall have occurred, all sums outstanding and unpaid under the Note and all other Borrower's Liabilities shall, to the extent permitted by law, bear interest thereafter at the Default Rate.

                                 ARTICLE FOUR

                           MISCELLANEOUS PROVISIONS

      4.01 Heirs, Successors and Assigns Included in Parties. Whenever Grantor or Lender is named or referred to herein, heirs and successors and assigns of such person or entity shall be included, and all covenants and agreements contained in this Deed of Trust shall bind the successors and assigns of Grantor, including any subsequent owner of all or any part of the Trust Property and inure to the benefit of the successors and assigns of Lender. This Section
4.01 shall
not be construed to permit an assignment, transfer, conveyance, encumbrance or other disposition otherwise prohibited by this Deed of Trust.

      4.02 Notices. All notices, requests, reports demands or other instruments required or contemplated to be given or furnished under this Deed of Trust to Grantor or Lender shall be directed to Grantor or Lender, as the case may be, in the manner set forth in the Note at the following addresses:

      If to Lender:           Carver Boat Corporation
                              c/o Genmar Holdings, Inc.
                              100 South Fifth Street, Suite 2400
                              Minneapolis, MN 55402
                              Attn: Mary P. McConnell

      If to Grantor:          Del Laboratories, Inc.
                              565 Broad Hollow Road
                              Farmingdale, NY 11735
                              Attn: Jim Lawrence

      With a Copy to:         Del Laboratories, Inc.
                              565 Broad Hollow Road
                              Farmingdale, NY 11735
                              Attn: Shawn A. Smith

      If to Trustee:          The Fidelity Company
                              c/o Dennis McNames
                              P.O. Drawer 84
                              Winston-Salem, NC 27102

      4.03 Headings. The headings of the articles, sections, paragraphs and subdivisions of this Deed of Trust are for convenience only, are not to be considered a part hereof, and shall not limit, expand or otherwise affect any of the terms hereof.

      4.04 Invalid Provisions. In the event any of the covenants, agreements terms, or provisions contained in this Deed of Trust shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein (or the application of the covenant, agreement, term held to be invalid, illegal or unenforceable, to persons or circumstances other than those in respect of which it is invalid, illegal or unenforceable) shall be in no way affected, prejudiced or disturbed thereby.

      4.05 Changes. Neither this Deed of Trust nor any term hereof may be released, changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the release, change, waiver, discharge or termination is sought. To the extent permitted by law, any agreement hereafter made by Grantor and Lender relating to this Deed of Trust shall be superior to the rights of the holder of any intervening lien or encumbrance. Any holder of a lien or encumbrance junior to the lien of this Deed of Trust shall take its lien subject to the right of Lender to amend, modify or supplement this Deed of Trust, the Note or any of the other Loan Instruments, to extend the maturity of Borrower's Liabilities or any portion thereof, to vary the rate of interest chargeable under the Note and to increase the amount of the indebtedness secured hereby, in each and every case without obtaining the consent of the holder of such junior lien and without the lien of this Deed of Trust losing its priority over the rights of any such junior lien.

      4.06 Governing Law. This Deed of Trust shall be construed, interpreted, enforced and governed by and in accordance with the laws of the State of North Carolina.

      4.07 Required Notices. Grantor shall notify Lender promptly of the occurrence of any of the following: (i) receipt of notice from any governmental authority relating to the violation of any rule, regulation, law or ordinance, the enforcement of which would materially and adversely affect the Trust Property; (ii) material default by any tenant in the performance of its obligations under any lease of all or any portion of the Trust Property or receipt of any notice from any such tenant claiming that a default by landlord in the performance of its obligations under any such lease has occurred; or
(iii) commencement of any judicial or administrative proceedings by or against or otherwise adversely affecting Grantor or the Trust Property.

      4.08 Release. Upon full payment and satisfaction of Borrower's Liabilities, Lender shall cause this Deed of Trust to be canceled of record and the original delivered to Grantor marked "Paid in Full and Satisfied".

      4.09 Attorneys, Fees. Whenever reference is made herein to the payment or reimbursement of attorneys' fees, such fees shall be deemed to include compensation to staff counsel, if any, of Lender in addition to the fees of any other attorneys engaged by Lender.

      4.10 Compliance with North Carolina Deed of Trust Foreclosure Law. In the event that any provision in this Deed of Trust shall be inconsistent with any provision of North Carolina Gen. Stat. ss.45-21 16 et seq. (1985) (the "Act"), the provisions of the Act shall take precedence over the provisions of this Deed of Trust, but shall not invalidate or render unenforceable any other provision of this Deed of Trust that can be construed in a manner consistent with the Act. If any provision of this Deed of Trust shall grant to Lender any rights or remedies upon default of Grantor which are more limited than the rights that would otherwise be vested in Lender under the Act in the absence of said provision, Lender shall be vested with the rights granted in the Act to the full extent permitted by law.

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

      IN WITNESS WHEREOF, Grantor has caused this instrument to be executed by its duly authorized officers as of the day and year first above written.

ATTEST:                                         Del Laboratories, Inc.,
                                                a Delaware corporation

By:                                             By:
   --------------------------                      --------------------------
Its:                                            Its:
   --------------------------                      --------------------------

[AFFIX CORPORATE SEAL]